UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Corvus Gold Inc.

(Exact Name of Registrant as Specified in its Charter)
(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2018

Dear Shareholder:

You are receiving this notification as Corvus Gold Inc. (the “Company”) has decided to use the notice and access model for delivery of meeting materials for its 2018 Annual General Meeting (the “Meeting”) to its registered and Canadian and United States beneficial shareholders. This Notice and Access Notification regarding the Meeting is prepared under the notice-and-access rules that came into effect on February 11, 2013 under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, National Instrument 51-102 – Continuous Disclosure Obligations and pursuant to Rule 14a-16 under the United States Securities Exchange Act of 1934, as amended. Under notice and access, instead of a paper copy of the Notice of Meeting, Proxy Statement/Information Circular (the “Proxy Statement”), 2018 Annual Report (“2018 Annual Report”), and form of proxy (the “Proxy”, together with the Notice of Meeting, the Proxy Statement and the 2018 Annual Report, the “Meeting Materials”) shareholders receive this notice with information on how they may access such materials electronically. The use of this alternative means of delivery is more environmentally responsible as it will help reduce paper use and also will reduce the cost of printing and mailing materials to shareholders. This communication is not a form for voting and presents only an overview of the more complete information in the Meeting Materials which contain important information and can be accessed online as provided below.

The Company has elected not to use the procedure known as “stratification” in relation to its of the “notice and access” rules. Stratification occurs when a reporting issuer using the “notice and access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

The 2018 Annual General Meeting of Shareholders will be held on Thursday, October 11, 2018 at the offices of the Company, Suite 1750, 700 West Pender Street, Vancouver, British Columbia, Canada, at 8:30 a.m. Pacific time. Only shareholders who own common shares of the Company at the close of business on the record date of August 20, 2018 may vote at the Meeting or any adjournment or postponement of the Meeting. The purpose of the Meeting is to consider and act upon the following proposals:

1.	Fixing Number of Directors: Shareholders will be asked to fix the number of directors of the Company at six (6). Information can be found in the “Proposal One – Fixing Number of Directors” section of the Proxy Statement.

2.	Election of Directors: Shareholders will be asked to elect six (6) directors for the ensuing year. Information can be found in the “Proposal Two – Election of Directors” section of the Proxy Statement.

3.	Appointment of Independent Auditors: Shareholders will be asked to appoint Crowe MacKay LLP, Chartered Professional Accountants, as the Company’s auditors/independent registered public accountants, for the fiscal year ending May 31, 2019, and to authorize the Company’s directors to fix their remuneration. Information can be found in the “Proposal Three – Appointment of Auditor” section of the Proxy Statement.

4.	Other Business: Shareholders may be asked to consider other items of business that may be properly brought before the Meeting. Information respecting the use of discretionary authority to vote on any such other business can be found in the “Proxy Instructions” section of the Proxy Statement.

THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE AND FOR EACH MATTER TO BE VOTED ON.

YOU ARE ENCOURAGED TO ACCESS THE FOLLOWING MATERIALS FOR THE MEETING PRIOR TO VOTING AT http://www.corvusgold.com/investors/agm/ and at www.SEDAR.com:

1.	The Company’s 2018 Notice of Meeting;
2.	The Company’s 2018 Proxy Statement;
3.	The Company’s 2018 Annual Report;
4.	The Annual Return Card; and
5.	The Form of Proxy or Voting Instruction Form.

You may access the above proxy materials at http://www.corvusgold.com/investors/agm/ and at www.SEDAR.com and thereafter, a proxy card online by logging on to www.investorvote.com and entering the control number and account number above your name and address at the top of this letter to vote your shares. We encourage and remind you to review the proxy materials prior to voting.

If you prefer a paper copy of the proxy materials, have questions about notice and access or wish to have proxy materials for future meetings of shareholders sent to you in paper copy, please call us at 1-844-638-3245, email us at marla@corvusgold.com, or send a written request to our offices at the address below:

Suite 1750, 700 West Pender Street

Vancouver, British Columbia

Canada V6C 1G8

Attention: Corporate Secretary

Requests may be made up to one (1) year from the date the Proxy Statement was filed on SEDAR, but requests should be received at least five (5) business days in advance of October 9, 2018, being the proxy cut-off date for voting at the Meeting, in order to receive the materials for the Meeting in advance of the proxy cut-off date for the Meeting. If you do not request paper copies they will not otherwise be provided to you.

If interested, you may attend the Meeting in person. Directions to attend the Meeting where registered shareholders may vote in person can be found on our website at www.corvusgold.com/investors/agm.

VOTING:

Registered shareholders are asked to return their proxies using one of the following methods not later than 8:30 a.m. Pacific Time, on October 9, 2018, being the proxy cut-off date for the Meeting:

INTERNET:	www.investorvote.com

TELEPHONE PROXY:	Toll Free: 1-866-732-VOTE (8683)	TELEPHONE VIF:	Toll Free: 1-866-734-VOTE (8383)
	International: 312-588-4290		International: 312-588-4291

MAIL:	Computershare Investor Services Inc., Proxy Dept

100 University Avenue, 8th Floor, Toronto, Ontario, CANADA

Non-registered holders are asked to use the Voting Instruction Form provided by Computershare or Broadridge, as applicable, and RETURN IT TO COMPUTERSHARE OR BROADRIDGE, as applicable (not to the Company), or vote through the Internet or by telephone as indicated on the Voting Instruction Form, in each case as soon as practicable to ensure that it is transmitted on time. It must be received by Computershare or Broadridge, as applicable, with sufficient time for them to file a proxy by the proxy deadline of 8:30 a.m. Pacific Time on October 9, 2018.

Shareholders with questions about notice-and-access can email the Company at marla@corvusgold.com.

CORVUS GOLD INC.

(the “Company”)

Request for Annual and/or Interim Financial Statements and related

Management’s Discussion and Analysis

National Instrument 51-102 – Continuous Disclosure Obligations requires the Company to send annually to the registered holders and beneficial owners of its securities (“Securityholders”) a form to allow Securityholders to request a copy of the Company’s annual financial statements and related Management’s Discussion and Analysis (“MD&A”), interim financial statements and related MD&A, or both. If you wish to receive such mailings, please complete and return this form to:

CORVUS GOLD INC.

Suite 1750 – 700 West Pender Street

Vancouver, BC V6C 1G8

The undersigned Securityholder hereby elects to receive:

☐	Interim Financial Statements for the first quarter ended August 31, 2018, second quarter ended November 30, 2018 and third quarter ended February 28, 2019, and the related MD&A;

☐	Annual Financial Statements for the fiscal year ended May 31, 2019 and related MD&A; or

☐	BOTH – Interim Financial Statements and related MD&A and the Annual Financial Statements and related MD&A.

Please note that a request form will be mailed and/or emailed each year and Securityholders must return such form each year in order to receive the documents indicated above.

Name:

Address:

Postal Code:

OR

Email Address:

By consenting to electronic delivery, Securityholders: (i) agree to receive all documents to which they are entitled electronically, rather than by mail; and (ii) understand that access to the Internet is required to receive a document electronically and certain system requirements must be installed (currently Adobe Acrobat Reader to view Adobe’s portable document format). At any time, the Company may elect to not send a document electronically, or a document may not be available electronically. In either case, a paper copy will be mailed to shareholders.

I confirm that I am a registered/beneficial (circle one) shareholder of the Company.

Signature of Securityholder:	Date:

CUSIP: 221013105

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 11, 2018.

CORVUS GOLD INC.

Meeting Information

Meeting Type: Annual General Meeting
For holders as of: August 20, 2018
Date: October 11, 2018 **Time:** 8:30 AM PDT
Location: 700 West Pender Street
Suite 1750
Vancouver, BC
Canada

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E50898-P12787

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K WRAP FINANCIAL REQUEST FORM

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 27, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E50899-P12787

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. **Number of Directors**
   To set the number of Directors at six (6).

2. **Election of Directors**

   2a. Steven Aaker

   2b. Anton Drescher

   2c. Rowland Perkins

   2d. Jeffrey A. Pontius

   2e. Edward Yarrow

   2f. Catherine Gignac

3. **Appointment of Auditors**
   Appointment of Crowe MacKay LLP, Chartered Professional Accountants as Auditors of the Corporation for the ensuing fiscal year and authorizing the Directors to fix their remuneration.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E50900-P12787

CORVUS GOLD INC.
ANNUAL GENERAL MEETING FOR HOLDERS AS OF 8/20/18
TO BE HELD ON 10/11/18

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cut-off date.

Vote by Internet: www.proxyvote.com

Vote by Phone: 1-800-454-8683

Vote by Mail: Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50888-P12787

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement, Form 10-K Wrap and Financial Request Form

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	**Number of Directors** To set the number of Directors at six (6).	☐	☐	☐

		For	Withhold
2.	**Election of Directors**		
	2a. Steven Aaker	☐	☐
	2b. Anton Drescher	☐	☐
	2c. Rowland Perkins	☐	☐
	2d. Jeffrey A. Pontius	☐	☐
	2e. Edward Yarrow	☐	☐
	2f. Catherine Gignac	☐	☐
3.	**Appointment of Auditors** Appointment of Crowe MacKay LLP, Chartered Professional Accountants as Auditors of the Corporation for the ensuing fiscal year and authorizing the Directors to fix their remuneration.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date